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                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                             As Adopted Pursuant to
                                   Section 302 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-QSB of United Diagnostic, Inc. (the "Company") for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, J. Marvin Feigenbaum, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.302 of the Sarbanes-Oxley Act of 2002, that:

         (1) I have reviewed this quarterly report on Form 10-QSB of United Diagnostic, Inc.;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

         (3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report.

Dated: February 4, 2003              By: /s/ J. Marvin Feigenbaum
                                         -----------------------------------
                                         J. Marvin Feigenbaum
                                         Chairman of the Board of Directors,
                                         President and Chief Executive
                                         Officer


         This certification accompanies this Quarterly Report on Form 10-QSB pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.






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